T. Rowe Price Equity Series, Inc.

T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price Mid-Cap Growth Portfolio—II Class

Supplement to prospectuses dated May 1, 2003

Important Information About the Mid-Cap Growth Portfolio

After 4:00 p.m. ET on December 8, 2003, the portfolio will not accept investments from new insurance company relationships, including new separate accounts and new insurance products of participating insurance companies that are not currently using the portfolio as an investment option. The portfolio will be closed to new contract holders of participating insurance companies after 4:00 p.m. ET on April 30, 2004.

Generally, existing contract holders through participating insurance companies will be able to purchase shares where the portfolio is an investment option under your variable annuity or variable life insurance contract. However, you should check with your insurance company to confirm your eligibility.

The closing does not restrict contract holders from selling shares of the portfolio.

When deemed to be in the portfolio`s best interests, the portfolio reserves the right to permit certain types of contract holders to open new accounts/contracts in the portfolio, to impose further restrictions, or to close the portfolio to any additional investments or to new contract holders at an earlier date, all without notice.

The date of this supplement is December 10, 2003

E305-041 12/10/03